UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2013

Marlin Business Services Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fellowship Road, Mount Laurel, NJ	08054
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (888) 479-9111

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Registrant issued a press release on July 30, 2013, announcing its results of operations for the second quarter ended June 30, 2013. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information in this Current Report, including the Exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 5.08. Shareholder Director Nominations.

The 2013 annual meeting of shareholders of the Registrant has been scheduled for October 24, 2013 (the "Annual Meeting"). Please note, the date of the Annual Meeting has changed by more than 30 days from the anniversary of the Registrant's 2012 annual meeting of shareholders.

Accordingly, the deadline for receipt of shareholder director nominations has been set at August 9, 2013. In order for a shareholder director nomination to be considered timely, it must be received at the Registrant's principal executive offices at 300 Fellowship Road, Mount Laurel, New Jersey 08054 (the "Executive Offices") by August 9, 2013 and be directed to the attention of the Corporate Secretary.

Item 8.01. Other Events.

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended, the deadline for receipt of shareholder proposals for inclusion in the Registrant's proxy statement for the Annual Meeting pursuant to Rule 14a-8 has been set at August 23, 2013. In order for a proposal under Rule 14a-8 to be considered timely, it must be received by the Registrant at the Executive Offices by August 23, 2013 and be directed to the attention of the Corporate Secretary.

Also, pursuant to the terms and conditions of the Registrant's Bylaws, in order for a shareholder proposal made outside of Rule 14a-8 to be considered timely, the proposal must be received by the Registrant at the Executive Offices by August 23, 2013 and be directed to the attention of the Corporate Secretary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued by Marlin Business Services Corp. on July 30, 2013.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marlin Business Services Corp.
Date: July 30, 2013	/s/ DANIEL P. DYER Daniel P. Dyer Chief Executive Officer

INDEX TO EXHIBITS

99.1 Press Release issued by Marlin Business Services Corp. on July 30, 2013.